EXHIBIT 32.1

CERTIFICATION

In connection with the Quarterly Report of EP MedSystems, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, based on his knowledge, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company

Date: May 13, 2008	/s/ David I. Bruce
David I. Bruce
President and Chief Executive Officer (Principal Executive Officer)

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